UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2016

Ally Financial Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-3754	38-0572512
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Renaissance Center P.O. Box 200 Detroit, Michigan 48265-2000
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 710-4623

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On April 28, 2016, Ally Financial Inc. (“Ally”) issued a press release announcing the appointment of Scott Stengel as General Counsel of Ally. Mr. Stengel will assume the General Counsel role effective as of May 31, 2016.

Our current General Counsel, William B. Solomon, Jr., will step down from this role as of May 31, 2016, but will remain with Ally until September 30, 2016 to transition his duties to Mr. Stengel. Mr. Solomon will receive his standard monthly base salary, plus a monthly retention and transition bonus of $228,750 per month through September 30, 2016 and will be entitled to his existing severance benefits upon his retirement on September 30, 2016.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Report.

Exhibit No.	Description of Exhibits

99.1	Press Release issued April 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)
Date:	April 28, 2016	By:	/s/ David J. DeBrunner
			Name:	David J. DeBrunner
			Title:	Vice President, Chief Accounting Officer and Controller